Exhibit 32

Certification of Chief Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Mary Foster, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q for the quarterly period ended March 31, 2018 of Edgar Express, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Edgar Express, Inc.

Date: May 15, 2018

By: /s/ Mary Foster
Mary Foster
Chief Executive Officer
and Principal Financial Officer